                                              --------------------------------
                                                       OMB APPROVAL
                                              --------------------------------
                                               OMB Number:        3235-0060
                                               Expires:         May 31, 2000
                                               Estimated average burden
                                               hours per response . . . .
                                               5.00
                                              --------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        May 15, 2000
                                                -------------------------------
                                  FARR COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     0-4723                   95-1288401
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

            2201 Park Place, El Segundo,                      CA 90245
--------------------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code      (310) 727-6300
                                                  -----------------------------

-------------------------------------------------------------------------------
         (Former name and former address, if changed since last report.)

ITEM 1. CHANGE IN CONTROL OF THE REGISTRANT.

         On May 2, 2000, Ratos Acquisition Corp., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Forvaltnings AB Ratos (publ.), a Swedish corporation ("Ratos"), filed Amendment No. 3 to amend and supplement the Tender Offer Statement on Schedule TO filed by Purchaser and Ratos with the Securities and Exchange Commission (the "SEC") on April 4, 2000, as amended by Amendment No. 1 to the Schedule TO filed with the SEC on April 19, 2000, and Amendment No. 2 to the Schedule TO filed with the SEC on April 24, 2000 (as amended, the Schedule TO"). The Schedule TO relates to a tender offer by Purchaser to purchase all of the issued and outstanding shares of common stock, par value $0.10 per share (the "Common Stock"), including the associated rights to purchase Common Stock (the "Rights" and, together with the Common Stock, the "Shares"), of Farr Company, a Delaware corporation (the Company"), at a price of $17.45 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 4, 2000 (the "Offer to Purchase"), and in the related Letter of Transmittal (the "Letter of Transmittal", and together with the Offer to Purchase and any amendments or supplements thereto, the "Offer").

         Amendment No. 3 stated that:


                  "The Offer terminated at 12:00 midnight, New York City time, on Monday, May 1, 2000.

                  As of the time the Offer expired, 6,976,007 Shares had been tendered into the Offer and not withdrawn, representing approximately 95.6% of the issued and outstanding Shares of the Company (the "Tendered Shares"). The Tendered Shares include approximately 199,904 Shares tendered pursuant to Notices of Guaranteed Delivery. Purchaser will purchase all properly tendered Shares prior to 12:00 noon on Wednesday, May 3, 2000."

         On May 8, 2000 the merger of the Company with Purchaser became effective, with the Company surviving as a wholly owned subsidiary of Ratos (the "Merger"). As a result of the Merger, all outstanding Shares (other than Shares held by Ratos, Purchaser, the Company, their respective subsidiaries or persons who perfect dissenter's rights) have been converted into the right to receive $17.45 in cash per share, without interest.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARR COMPANY
              ------------------------------------------------------------------
                                       (Registrant)

Date                               /s/ Stephen E. Pegg
              ------------------------------------------------------------------
                                       (Signature)*
              Stephen E. Pegg, Senior Vice President and Chief Financial Officer

*Print name and title of the signing officer under this signature

                                       3